SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2000

                            NETGAIN DEVELOPMENT, INC
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                        0-23123                84-0856436
         --------                        -------                ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


   152 West 57th Street, 40th Floor New York, NY                    10019
   ---------------------------------------------                    -----
     (Address of principal executive offices)                    (Zip Code)

The registrant's current telephone number, including area code: (212) 765-2914
                                                                --------------

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)      Financial statements.
                 See Exhibit Index, Exhibit 99.1

        (b)      Pro Forma financial information
                 See Exhibit Index, Exhibit 99.1

        (c)      Exhibits. The following exhibits are incorporated herein by this reference:

         Exhibit No.     Description of Exhibit
         -----------     ----------------------
            2.1 *        Agreement and Plan of Merger dated as of March 20,
                         2000, among the Company, NetGain Acquisition, Inc. and
                         CoolAudio.com, Inc.

            2.2 * Amendment to Agreement and Plan of Merger dated as of March 27, 2000.

           99.1 *        Financial Statements

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* Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NETGAIN DEVELOPMENT, INC


Date: June 23, 2000                             By: /s/ Andreas Typaldos
                                                    --------------------------
                                                Andreas Typaldos
                                                Chairman of the Board and
                                                Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.          Description of Exhibit
         -----------          ----------------------

            2.1 * Agreement and Plan of Merger dated as of March 20, 2000, among the Company, NetGain Acquisition, Inc. and CoolAudio.com, Inc.

            2.2 * Amendment to Agreement and Plan of Merger dated as of March 27, 2000.

           99.1 *             Financial Statements, Index

-------------------------
* Filed herewith